HIGH INCOME
                             ---------------------
                             Opportunity Fund Inc.

                               [GRAPHIC OMITTED]

                                                               Quarterly Report
                                                               December 31, 2001

High Income
Opportunity
Fund Inc.

          [PHOTO OMITTED]                             [PHOTO OMITTED]

          HEATH B.                                    JOHN C.
          MCLENDON                                    BIANCHI, CFA

          Chairman                                    Vice President

Dear Shareholder:

We are pleased to provide the quarterly report for the High Income Opportunity Fund Inc. ("Fund") for the three-month period ended December 31, 2001. In this report, we summarize what we believe to be the period's prevailing economic conditions and outline our investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Performance Update

During the period, the Fund distributed income dividends totaling $0.21 per share. The table below shows the annualized distribution rates and three-month total return based on the Fund's December 31, 2001 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price.(1)

            Price                  Annualized             Three-Month
          Per Share          Distribution Rate(2)       Total Return(2)
         ------------        --------------------       ---------------
         $7.29 (NAV)                 11.52%                   4.92%
         $7.40 (NYSE)                11.35%                   4.45%

----------
(1) The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the Fund's shares outstanding. The NAV fluctuates with the changes in the market price of the securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at their market
      (NYSE) price as determined by supply of and demand for the Fund's shares.
(2) Total returns are based on changes in NAV or the market value, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market value noted in this report. This annualized distribution rate assumes a current monthly income dividend rate of $0.070 for twelve months. This rate is as of January 31, 2002 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market value during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment. Past performance is not indicative of future results.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                              1

In comparison, the Lipper Inc. ("Lipper")(3) peer group, the high-current-yield closed-end funds category, returned 2.65% for the same period.

Market and Portfolio Overview

During the month of December, the high-yield market continued to move higher. For the past 12 months, the high-yield market has generated modestly positive total returns, driven by average price declines of around 7 to 9% offset by 11 to 12% interest income. The Fund was negatively impacted by higher than average exposure to the telecommunications sector.

During the fourth quarter, as the prospects for an economic recovery improved for 2002, investors began to sell out of U.S. Treasury notes and bonds. As a result, Treasury security prices declined by 3 to 6%, depending on maturity, with yields on intermediate and long-term Treasuries moving back up to the low 5% range from the low 4% range at the end of September. In anticipation of a gradually improving economy in 2002, investors began to increase their exposure to a broad cross-section of the more cyclical high-yield basic-material, industrial and consumer-cyclical bonds. As a result, we began to see stronger performance from these more cyclical sectors in the month of November. The best-performing sectors included consumer cyclical, technology, basic materials and wireless telecommunications.

In response to the continued near-term deterioration in the economy in the fourth quarter, the U.S. Federal Reserve Board ("Fed") continued to reduce short-term interest rates in the fourth quarter by a total of 125 basis points(4), or 1.25% to 1.75%, and indicated that further reductions were possible. Short-term interest rates have not been this low since the early 1960s. It appears that the war against the terrorists in Afghanistan is succeeding, which would add considerable positive support to consumer sentiment. The U.S. equity market has responded and recovered roughly 20% from its September lows. In addition to the monetary stimulus the Fed has provided, we expect further fiscal stimulus in the form of tax cuts and added spending from the federal government in 2002, which should provide a further impetus for an economic recovery later in the year. There is little debate that a recovery will take time to occur and will most likely be gradual. We are not expecting a dramatic improvement in corporate profits and overall economic growth, but a more gradual recovery that will take several quarters to become established. Nevertheless, any recovery would be extremely positive for the high-yield market.

----------
(3) Lipper is an independent mutual-fund tracking organization. Average annual returns are based on the three-month period ended December 31, 2001, calculated among 7 funds in the high-current-yield funds category.
(4)   A basis point is 0.01%, or one one-hundredth of a percent.

--------------------------------------------------------------------------------
2                                          2001 Quarterly Report to Shareholders

After the recent price declines, the high-yield market is trading at recessionary valuations, with yield spreads(5) over U.S. Treasuries exceeding 850 basis points. These are levels that we approached in the last recession in 1990. Cumulative 12-month default rates have now risen to around 10% and should be nearing a peak in the next three months. We believe the overall market is already discounting this higher default rate into current valuation levels. Consequently, we believe the high-yield market, on a longer-term basis, may offer value at current levels.

In the second half of 2001, we shifted our investment strategy to an increasingly more defensive credit posture. We accomplished this repositioning in several ways. We cut our exposure to lower rated issues and continued to add higher rated issues with credit ratings of BB/Ba and higher. This focused strategy on portfolio credit quality has enabled us to avoid almost all of the defaults occurring in the high-yield market. This strategy has been somewhat undermined by a continued credit deterioration of many companies in an extremely difficult economic environment. We also slashed our telecommunications positions that were vulnerable to further deterioration. At the same time, we continued to underweight the more cyclical industries and became increasingly more selective in our investment additions to the Fund, emphasizing the better quality and more defensive companies in healthcare, cable TV, media, operating utilities and regional gaming. The net result of this near-term cautious strategy was a buildup of cash in the funds, which peaked at around 15% of total assets in September. In the short term, this strategy cost us current income because the higher quality issues and cash generate a lower amount of income.

We are now repositioning the Fund in a broad cross-section of better quality industrial and consumer bonds that are providing generous yield premiums over other fixed-income securities such as U.S. Treasuries and federal agencies. Our goal is to be well diversified across a number of economically sensitive sectors to take advantage of an eventual economic recovery in 2002. We are redeploying cash back into the high-yield market gradually, adding to some of the better quality BB/Ba and higher rated issues in economically sensitive sectors such as lodging, transportation, basic industries, general industrial and consumer cyclicals. As we develop more confidence in the 2002 economic outlook, we will look to pick up additional yield by increasing our exposure to middle-quality single-B issues in some of the more economically sensitive sectors.

----------
(5) Yield spread is the difference between yields on securities of the same quality but different maturities, or the difference between yields on securities of the same maturity but different quality.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                              3

In summary, we remain confident the high-yield market has finally reached a meaningful bottom after several false starts and will gradually recover over the next two to three years. We remain focused on generating upside price performance after three difficult years and will continue to position the Fund in bonds that we believe have the most upside price potential. These tend to be the deeper discount issues of the better-quality companies.

Should you have any questions about the High Income Opportunity Fund Inc., please call PFPC Global Fund Services at (800) 331-1710. Thank you for your continued confidence in our investment approach.

Sincerely,

/s/ Heath B. McLendon                       /s/ John C. Bianchi


Heath B. McLendon                     John C. Bianchi, CFA
Chairman                              Vice President

January 25, 2002

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund's investment portfolio. Please refer to pages 6 through 20 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings is as of December 31, 2001 and is subject to change.


--------------------------------------------------------------------------------
4                                          2001 Quarterly Report to Shareholders

--------------------------------------------------------------------------------

Take Advantage of the Fund's Dividend Reinvestment Plan!

Did you know that fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains distributions, if any, in additional shares of the Fund. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value ("NAV") per share on the determination date, you will be issued shares by the Fund at a price reflecting the NAV, or 95% of the market price, whichever is greater.

If the market price is less than the NAV at the time of valuation (the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC Global Fund Services ("Plan Agent"), will buy common stock for your account in the open market.

If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the NAV previously determined before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of the previously determined NAV. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

A more complete description of the current Plan appears in the section of this report beginning on page 34. To find out more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at
(800) 331-1710.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                              5

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                            December 31, 2001
--------------------------------------------------------------------------------

     FACE
    AMOUNT+         RATING(a)                          SECURITY                                       VALUE
==============================================================================================================
CORPORATE BONDS AND NOTES -- 98.2%
Aerospace and Defense -- 0.6%
     515,000        B        BE Aerospace, Series B, Sr. Sub. Notes,
                               8.000% due 3/1/08                                                  $    433,888
   1,600,000        B-       Dunlop Standard Aerospace Holdings, Sr. Notes,
                               11.875% due 5/15/09                                                   1,624,000
   1,735,000        CCC+     Hexcel Corp., Sr. Sub. Notes, 9.750% due 1/15/09                          980,275
       1,700        BBB-     Northrop Grumman, 7.250% due 11/16/04                                     189,380
--------------------------------------------------------------------------------------------------------------
                                                                                                     3,227,543
--------------------------------------------------------------------------------------------------------------
Airlines -- 2.1%
   2,085,000        B        Air Canada, Sr. Notes, 10.250% due 3/15/11                              1,342,219
   9,956,016        BB       Airplanes Pass-Through Trust, Series D,
                               Company Guaranteed, 10.875% due 3/15/12                               2,190,324
                             Continental Airlines Inc., Pass-Through Certificates:
   1,316,693        A          Series 974B, 6.900% due 1/2/17                                        1,104,801
     362,076        A          Series 981B, 6.748% due 3/15/17                                         292,793
     673,650        BBB        Series 00-2, 8.312% due 4/2/11                                          613,604
     847,354        AA-        Series 01-1, 6.703% due 6/15/21                                         738,734
                             United Air Lines, Pass-Through Certificates:
     997,046        A-         Series 00-1, 8.030% due 7/1/11                                          844,538
   2,310,000        A          Series 00-2, 7.811% due 10/1/09                                       1,927,741
   1,045,000        BBB        Series 01-1, 6.831% due 9/1/08                                          701,713
     460,000        A          Series 01-1, 6.932% due 9/1/11                                          339,576
     968,052        A-       US Airways, Series 99-1, Pass-Through Certificates,
                               8.360% due 1/20/19                                                      787,311
--------------------------------------------------------------------------------------------------------------
                                                                                                    10,883,354
--------------------------------------------------------------------------------------------------------------
Alternative Power Generation -- 3.0%
                             AES Corp.:
   1,735,000        Ba1*       Sr. Notes, 8.750% due 12/15/02                                        1,717,650
   6,680,000        Ba2*       Sr. Sub. Notes, 10.250% due 7/15/06                                   5,911,800
     860,000        BB-      AES Drax Energy Ltd., Secured Notes, Series B,
                               11.500% due 8/30/10                                                     580,500
                             Calpine Corp.:
     990,000        BB+        Company Guranteed, 8.500% due 5/1/08                                    906,545
                               Sr. Notes:
   1,075,000        BB+          10.500% due 5/15/06                                                 1,010,500
     870,000        BB+          8.750% due 7/15/07                                                    786,263
   3,480,000        BB+          8.625% due 8/15/10                                                  3,165,892
                             Covanta Energy Corp.:
     680,000        BBB        Debentures, 9.250% due 3/1/22                                           408,877
     860,000        BBB-       Notes, 6.000% due 6/1/02                                                599,667
--------------------------------------------------------------------------------------------------------------
                                                                                                    15,087,694
--------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
6                                          2001 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                December 31, 2001
--------------------------------------------------------------------------------

     FACE
    AMOUNT+         RATING(a)                          SECURITY                                       VALUE
==============================================================================================================
Aluminium -- 0.7%
                             Kaiser Aluminium & Chemical Corp.:
                               Sr. Notes:
     335,000        B            Series B, 10.875% due 10/15/06                                   $    306,525
     755,000        B            Series D, 10.875% due 10/15/06                                        690,825
   3,845,000        CCC+       Sr. Sub. Notes, 12.750% due 2/1/03                                    2,826,075
--------------------------------------------------------------------------------------------------------------
                                                                                                     3,823,425
--------------------------------------------------------------------------------------------------------------
Apparel/Footwear -- 1.0%
                             Levi Strauss Co.:
     955,000        BB-        Notes, 7.000% due 11/1/06                                               730,575
     750,000        BB-        Sr. Notes, 11.625% due 1/15/08                                          667,500
   1,060,000        BBB-     Tommy Hilfiger USA Inc., Company Guaranteed,
                               6.500% due 6/1/03 (b)                                                 1,079,917
   1,360,000        B-       Tropical Sportswear International Corp., Series A,
                               Company Guaranteed, 11.000% due 6/15/08                               1,363,400
   1,195,000        B-       William Carter, Sr. Sub. Notes, 10.875% due 8/15/11 (c)                 1,284,625
--------------------------------------------------------------------------------------------------------------
                                                                                                     5,126,017
--------------------------------------------------------------------------------------------------------------
Apparel/Footwear Retail -- 0.5%
   1,720,000        BBB+     Gap Inc., Notes, 8.800% due 12/15/08 (c)                                1,506,827
   1,225,000        CCC+     J Crew Operating Corp., Sr. Sub. Notes,
                               10.375% due 10/15/07                                                  1,010,625
--------------------------------------------------------------------------------------------------------------
                                                                                                     2,517,452
--------------------------------------------------------------------------------------------------------------
Auto Parts: O.E.M. -- 0.5%
   1,545,000        B1*      Collins & Aikman Products Co., Company Guaranteed,
                               11.500% due 4/15/06 (c)                                               1,556,587
     850,000        Ba1*     Dana Co., Sr. Notes, 9.000% due 8/15/11 (c)                               791,540
--------------------------------------------------------------------------------------------------------------
                                                                                                     2,348,127
--------------------------------------------------------------------------------------------------------------
Beverages: Non-Alcoholic -- 0.3%
   1,740,000        B+       Cott Beverages Inc., Company Guaranteed,
                               8.000% due 12/15/11 (c)                                               1,705,200
--------------------------------------------------------------------------------------------------------------
Broadcasting -- 2.7%
   3,955,700        NR       AMFM Operating, Inc., Debentures,
                               12.625% due 10/31/06                                                  4,227,654
   4,265,000        B3*      Emmis Escrow Co., Sr. Discount Notes,
                               step bond to yield 12.496% due 3/15/11                                2,601,650
   1,145,000        B-       Lin Holdings Corp., Sr. Discount Notes, step bond to yield
                               12.477% due 3/1/08 (c)                                                  595,400
   1,715,000        B-       Paxson Communications Corp., Company Guaranteed,
                               10.750% due 7/15/08                                                   1,807,181
   1,290,000        B        Sinclair Broadcast Group, Sr. Sub. Notes,
                               8.750% due 12/15/11 (c)                                               1,296,450
     850,000        B-       Spanish Broadcasting Systems Inc., Sr. Sub. Notes,
                               9.625% due 11/1/09 (c)                                                  845,750

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                              7

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                December 31, 2001
--------------------------------------------------------------------------------

     FACE
    AMOUNT+         RATING(a)                          SECURITY                                       VALUE
==============================================================================================================
Broadcasting -- 2.7% (continued)
     685,000        CCC+     XM Satellite Radio Inc., Secured Notes,
                               14.000% due 3/15/10                                                $    545,431
   1,720,000        B        Young Broadcasting Inc., Sr. Notes,
                               8.500% due 12/15/08 (c)                                               1,737,200
--------------------------------------------------------------------------------------------------------------
                                                                                                    13,656,716
--------------------------------------------------------------------------------------------------------------
Building Products -- 0.9%
   1,320,000        B        Amatek Industries Property Ltd., Sr. Sub. Notes,
                               12.000% due 2/15/08                                                   1,194,600
   1,970,000        B-       Atrium Cos. Inc., Series B, Company Guaranteed,
                               10.500% due 5/1/09                                                    1,841,950
   1,865,000        B-       Oglebay Norton Co., Sr. Sub. Notes, 10.000% due 2/1/09                  1,650,525
--------------------------------------------------------------------------------------------------------------
                                                                                                     4,687,075
--------------------------------------------------------------------------------------------------------------
Cable/Satellite TV -- 10.4%
                             Adelphia Communications Corp.:
   5,245,000        B+         Sr. Discount Notes, Series B, zero coupon due 1/15/08                 2,550,381
                               Sr. Notes:
     700,000        B+           9.750% due 2/15/02                                                    704,375
   1,210,000        B+           10.250% due 11/1/06                                                 1,240,250
   2,705,000        B+           8.750% due 10/1/07                                                  2,532,556
     850,000        B+           10.250% due 6/15/11                                                   852,125
     610,000        B+           Series B, 9.875% due 3/1/07                                           607,712
   3,425,000        B-       Callahan Nordrhein-Westfalia, Sr. Discount Notes,
                               step bond to yield 17.103% due 7/15/10                                  804,875
                             Charter Communications Holdings LLC:
                               Sr. Discount Notes:
   8,500,000        B+           Step bond to yield 11.716% due 1/15/10                              6,141,250
   9,050,000        B+           Step bond to yield 12.671% due 1/15/11                              6,018,250
   7,235,000        B+           Step bond to yield 11.757% due 5/15/11 (c)                          4,485,700
   1,680,000        B+         Sr. Notes, 11.125% due 1/15/11                                        1,789,200
   1,830,000        Ba2*     CSC Holdings Inc., Sr. Sub. Debentures,
                               10.500% due 5/15/16                                                   1,994,700
   3,930,000        B1*      Echostar Broadband Corp., Sr. Notes,
                               10.375% due 10/1/07                                                   4,136,325
                             Echostar DBS Corp., Sr. Notes:
   3,045,000        B+         9.125% due 1/15/09 (c)                                                3,067,838
   1,735,000        B+         9.375% due 2/1/09                                                     1,795,725
   1,750,000        B-       Insight Communications, Sr. Discount Notes,
                               step bond to yield 12.253% due 2/15/11                                1,041,250
   1,545,000        B+       Mediacom Broadband LLC, Sr. Notes,
                               11.000% due 7/15/13 (c)                                               1,703,362
     375,000(EUR)   CCC+     Ono Finance PLC, Sr. Notes, 14.000% due 7/15/10                           265,962
   7,260,000        Ba1*     Rogers Cablesystems, Ltd., Company Guaranteed,
                               11.000% due 12/1/15                                                   8,276,400

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
8                                          2001 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                December 31, 2001
--------------------------------------------------------------------------------

     FACE
    AMOUNT+         RATING(a)                          SECURITY                                       VALUE
==============================================================================================================
Cable/Satellite TV -- 10.4% (continued)
                             TeleWest Communications PLC:
   2,735,000        B          Debentures, step bond to yield 11.389% due 10/1/07                 $  1,982,875
   1,420,000(GBP)   B          Sr. Notes, 5.250% due 2/19/07 (b)(c)                                  1,162,828
--------------------------------------------------------------------------------------------------------------
                                                                                                    53,153,939
--------------------------------------------------------------------------------------------------------------
Casinos/Gaming -- 4.7%
   1,360,000        B-       Alliance Gaming Corp., Series B, Company Guaranteed,
                               10.000% due 8/1/07 (c)                                                1,421,200
     870,000        B-       Ameristar Casinos Inc., Company Guaranteed,
                               10.750% due 2/15/09                                                     943,950
     855,000        B+       Argosy Gaming Co., Sr. Sub. Notes, 9.000% due 9/1/11                      897,750
   3,955,000        B        Hollywood Casino Corp., Company Guaranteed,
                               11.250% due 5/1/07                                                    4,296,119
                             Mandalay Resort Group:
   2,325,000        BB-        Sr. Sub. Debentures, 7.625% due 7/15/13                               2,005,313
   1,725,000        BB-        Sr. Sub. Notes, Series B, 10.250% due 8/1/07                          1,798,312
   2,050,000        BB+      MGM Mirage Inc., Company Guaranteed,
                               8.375% due 2/1/11                                                     2,034,625
   5,015,000        BB+      Park Place Entertainment, Sr. Sub. Notes,
                               8.125% due 5/15/11                                                    4,927,237
   3,010,000        Ba3*     Sun International Hotels Ltd., Company Guaranteed,
                               8.625% due 12/15/07                                                   2,844,450
   2,870,000        B-       Venetian Casino Resort LLC, Company Guaranteed,
                               12.250% due 11/15/04                                                  2,884,350
--------------------------------------------------------------------------------------------------------------
                                                                                                    24,053,306
--------------------------------------------------------------------------------------------------------------
Chemicals - Agricultural -- 1.6%
   4,295,000        Ba1*     IMC Global Inc., Sr. Notes, 11.250% due 6/1/11 (c)                      4,595,650
   3,455,000        BB-      Terra Capital Inc., Company Guaranteed,
                               12.875% due 10/15/08 (c)                                              3,437,725
--------------------------------------------------------------------------------------------------------------
                                                                                                     8,033,375
--------------------------------------------------------------------------------------------------------------
Chemicals - Major -- 1.1%
  22,955,000        B-       Huntsman ICI Holdings LLC, Sr. Discount Notes,
                               12.840% due 12/31/09                                                  5,853,525
--------------------------------------------------------------------------------------------------------------
Chemicals - Specialty -- 2.8%
   1,020,000        Ba1*     Airgas Inc., Sr. Sub. Notes, 9.125% due 10/1/11 (c)                     1,081,200
   1,515,000        B        Applied Extrusion Tech, Company Guaranteed, Series B,
                               10.750% due 7/1/11                                                    1,621,050
   2,140,000        B2*      Avecia Group PLC, Company Guaranteed,
                               11.000% due 7/1/09                                                    2,054,400
                             ISP Holdings Inc.:
   1,720,000        BB-        Company Guranteed, Series B, 10.250% due 7/1/11                       1,806,000
   1,715,000        B+         Secured Notes, 10.625% due 12/15/09 (c)                               1,723,575
   1,560,000        BB-        Sr. Sub. Notes, 10.250% due 7/1/11 (c)                                1,638,000
   1,130,000        BB       Lyondell Chemical Co., Secured Notes,
                               9.500% due 12/15/08 (c)                                               1,124,350

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                              9

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                December 31, 2001
--------------------------------------------------------------------------------

     FACE
    AMOUNT+         RATING(a)                          SECURITY                                       VALUE
==============================================================================================================
Chemicals - Specialty -- 2.8% (continued)
   2,560,000(EUR)   B+       Messer Griesheim Holdings AG, Sr. Notes,
                               10.375% due 6/1/11 (c)                                             $  2,411,385
   1,030,000        B+       OM Group Inc., Sr. Sub. Notes, 9.250% due 12/15/11 (c)                  1,055,750
--------------------------------------------------------------------------------------------------------------
                                                                                                    14,515,710
--------------------------------------------------------------------------------------------------------------
Coal -- 0.4%
   1,790,000        BB       Luscar Coal Ltd., Sr. Notes, 9.750% due 10/15/11 (c)                    1,861,600
--------------------------------------------------------------------------------------------------------------
Computer Processing Hardware -- 0.3%
   2,185,000        B2*      Vitesse Semiconductor, 4.000% due 3/15/05                               1,707,031
--------------------------------------------------------------------------------------------------------------
Construction Materials -- 0.6%
   1,380,000        B-       Nortek Inc., Sr. Sub. Notes, Series B,
                               9.875% due 6/15/11                                                    1,373,100
   1,715,000        B2*      Schuler Homes Inc., Sr. Sub. Notes,
                               10.500% due 7/15/11 (c)                                               1,796,462
--------------------------------------------------------------------------------------------------------------
                                                                                                     3,169,562
--------------------------------------------------------------------------------------------------------------
Consumer Sundries -- 1.2%
                             American Greetings:
   1,220,000        BBB-       Notes, 6.100% due 8/1/28                                              1,032,249
   3,430,000        BB+        Sr. Sub. Notes, 11.750% due 7/15/08 (c)                               3,550,050
   1,745,000        BB       Sola International Inc., Notes, 6.875% due 3/15/08                      1,673,335
--------------------------------------------------------------------------------------------------------------
                                                                                                     6,255,634
--------------------------------------------------------------------------------------------------------------
Containers/Packaging -- 3.6%
   3,015,000        B+       Owens-Illinois Inc., Sr. Notes, 7.150% due 5/15/05                      2,849,175
     245,000        B-       Pliant Corp., Company Guaranteed, 13.000% due 6/1/10                      247,450
                             Sealed Air Corp.:
     260,000        BBB        Company Guaranteed, 8.750% due 7/1/08 (c)                               268,819
   3,365,000        BBB        Notes, 6.950% due 5/15/09 (c)                                         3,134,447
   6,285,000        B        Stone Container Finance Corp., Company Guaranteed,
                               11.500% due 8/15/06 (b)(c)                                            6,724,950
   3,725,000        B-       Sweetheart Cup Co. Inc., Sr. Sub. Notes,
                               10.500% due 9/1/03                                                    3,650,500
   1,385,000        B-       Tekni-Plex, Inc., Series B, Company Guaranteed,
                               12.750% due 6/15/10                                                   1,350,375
--------------------------------------------------------------------------------------------------------------
                                                                                                    18,225,716
--------------------------------------------------------------------------------------------------------------
Contract Drilling -- 0.6%
     410,000        B-       Parker Drilling Co., 5.500% due 8/1/04                                    366,437
   2,640,000        BB+      Pride International Inc., Sr. Notes, 10.000% due 6/1/09                 2,877,600
--------------------------------------------------------------------------------------------------------------
                                                                                                     3,244,037
--------------------------------------------------------------------------------------------------------------
Discount Chains -- 0.5%
                             Kmart Corp.:
   1,115,000        BB         Debentures, 12.500% due 3/1/05                                        1,002,166
   2,079,376        BB         Series 95K3, Pass-Through Certificates,
                                 8.540% due 1/2/15                                                   1,692,466
--------------------------------------------------------------------------------------------------------------
                                                                                                     2,694,632
--------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                         2001 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                December 31, 2001
--------------------------------------------------------------------------------

     FACE
    AMOUNT+         RATING(a)                          SECURITY                                       VALUE
==============================================================================================================
Discount Stores -- 0.6%
                             JC Penney Co. Inc.:
     860,000        BBB-       Debentures, 6.900% due 8/15/26                                     $    843,626
   1,285,000        BBB-       Notes, 6.125% due 11/15/03                                            1,270,473
   1,024,500        BB       Saks Inc., Company Guaranteed, 9.875% due 10/1/11 (c)                     963,030
--------------------------------------------------------------------------------------------------------------
                                                                                                     3,077,129
--------------------------------------------------------------------------------------------------------------
Drugstore Chains -- 1.1%
                             Rite Aid Corp.:
                               Notes:
     220,000        B-           6.000% due 12/15/05 (c)                                               179,300
   1,000,000        B-           4.750% due 12/1/06 (c)                                                963,750
   2,850,000        B-           7.125% due 1/15/07                                                  2,308,500
   2,210,000        B-         Sr. Notes, 7.625% due 4/15/05                                         1,933,750
--------------------------------------------------------------------------------------------------------------
                                                                                                     5,385,300
--------------------------------------------------------------------------------------------------------------
Electric Utilities -- 2.8%
   3,420,000        BB+      Avista Corp., Sr. Notes, 9.750% due 6/1/08 (c)                          3,571,574
                             CMS Energy Corp., Sr. Notes:
     690,000        BB         7.625% due 11/15/04                                                     687,341
   1,005,000        BB         9.875% due 10/15/07                                                   1,067,499
   3,415,000        Ba2*     Mission Energy Holding Co., Secured Notes,
                               13.500% due 7/15/08 (c)                                               3,739,425
   4,205,000        Ba3*     Orion Power Holdings Inc., Sr. Notes,
                               12.000% due 5/1/10                                                    5,067,025
--------------------------------------------------------------------------------------------------------------
                                                                                                    14,132,864
--------------------------------------------------------------------------------------------------------------
Electronic Components -- 1.9%
                             Celestica International Inc.:
   2,555,000        Ba2*       Notes, 5.250% due 8/1/20                                              1,095,456
   2,121,000        Ba2*       Sr. Sub. Notes, 10.500% due 12/31/06                                  2,248,260
   1,850,000        Ba3*     LSI Logic Corp., 4.000% due 2/15/05                                     1,567,875
       4,300        A3*      Motorola Inc., 7.000% due 11/16/04                                        200,982
   4,405,000        Ba2*     Sanmina Corp., 10.030% due 9/12/20                                      1,662,888
   1,730,000        BB+      Solectron Corp., zero coupon due 5/8/20                                   925,550
   2,060,000        Baa2*    Thomas & Betts Corp., Notes, Series MTN,
                               6.625% due 5/7/08                                                     1,772,892
--------------------------------------------------------------------------------------------------------------
                                                                                                     9,473,903
--------------------------------------------------------------------------------------------------------------
Electronic Equipment/Instruments -- 0.3%
   1,815,000        Ba1*     Xerox Corp., Notes, Series MTN, 5.250% due 12/15/03                     1,674,337
--------------------------------------------------------------------------------------------------------------
Electronic Production Equipment -- 0.2%
   1,580,000        B-       Amkor Technologies Inc., 5.000% due 3/15/07                             1,082,300
--------------------------------------------------------------------------------------------------------------
Electronics Distributors -- 0.3%
   1,885,000        Baa1*    Arrow Electronic Inc., Debentures, 6.875% due 6/1/18                    1,441,836
--------------------------------------------------------------------------------------------------------------
Electronics/Appliances -- 0.3%
   1,450,000        B        Salton Inc., Sr. Sub. Notes, 12.250% due 4/15/08 (c)                    1,457,250
--------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             11

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                December 31, 2001
--------------------------------------------------------------------------------

     FACE
    AMOUNT+         RATING(a)                          SECURITY                                       VALUE
==============================================================================================================
Engineering and Construction -- 0.6%
   3,775,000        BB-      Foster Wheeler Corp., Notes, 6.750% due 11/15/05                     $  2,944,500
--------------------------------------------------------------------------------------------------------------
Environmental Services -- 2.2%
                             Allied Waste Corp.:
   3,680,000        B+         Series B, Company Guaranteed, 10.000% due 8/1/09                      3,808,800
   2,580,000        BB-        Sr. Notes, 8.500% due 12/1/08 (c)                                     2,618,700
   4,685,000        B+       URS Corp., Sr. Sub. Notes, Series B,
                               12.250% due 5/1/09                                                    4,819,694
--------------------------------------------------------------------------------------------------------------
                                                                                                    11,247,194
--------------------------------------------------------------------------------------------------------------
Finance/Rental/Leasing Companies -- 1.7%
   2,845,000        BBB-     Avis Group Holdings Inc., Company Guaranteed,
                               11.000% due 5/1/09                                                    3,029,925
   3,275,000        BB       United Rentals Inc., Company Guaranteed,
                               10.750% due 4/15/08 (c)                                               3,537,000
   2,380,000        B-       Williams Scotsman Inc., Company Guaranteed,
                               9.875% due 6/1/07                                                     2,356,200
--------------------------------------------------------------------------------------------------------------
                                                                                                     8,923,125
--------------------------------------------------------------------------------------------------------------
Financial Conglomerates -- 1.2%
                             Amresco Inc., Sr. Sub. Notes:
     675,000        Caa3*      Series 97-A, 10.000% due 3/15/04 (d)                                    172,125
   3,070,000        Caa3*      Series 98-A, 9.875% due 3/15/05 (d)                                     782,850
  11,862,000        NR       Finova Group Inc., Notes, 7.500% due 11/15/09                           5,041,350
--------------------------------------------------------------------------------------------------------------
                                                                                                     5,996,325
--------------------------------------------------------------------------------------------------------------
Food Distributors -- 1.9%
   1,825,000        B-       Carrols Corp., Company Guaranteed,
                               9.500% due 12/1/08                                                    1,779,375
                             Fleming Cos. Inc.:
                               Series B, Company Guaranteed:
     285,000        B+           10.500% due 12/1/04                                                   282,863
   3,960,000        B+           10.625% due 7/31/07                                                 3,801,600
     700,000        BB-        Sr. Notes, 10.125% due 4/1/08 (c)                                       710,500
   4,870,000        BB+      SC International Services, Inc., Series B,
                               Company Guaranteed, 9.250% due 9/1/07                                 3,262,900
--------------------------------------------------------------------------------------------------------------
                                                                                                     9,837,238
--------------------------------------------------------------------------------------------------------------
Food Retail -- 0.7%
                             Great Atlantic & Pacific Tea Co., Sr. Notes:
   2,090,000        BB         7.700% due 1/15/04                                                    2,006,400
   1,735,000        BB         9.125% due 12/15/11                                                   1,748,012
--------------------------------------------------------------------------------------------------------------
                                                                                                     3,754,412
--------------------------------------------------------------------------------------------------------------
Foods - Major Diversified -- 1.8%
                             Aurora Foods Inc., Sr. Sub. Notes:
                               Series B:
   4,120,000        CCC+         9.875% due 2/15/07                                                  3,975,800
   1,420,000        CCC+         8.750% due 7/1/08                                                   1,299,300
   1,215,000        CCC+       Series D, 9.875% due 2/15/07                                          1,172,475

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                         2001 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                December 31, 2001
--------------------------------------------------------------------------------

     FACE
    AMOUNT+         RATING(a)                          SECURITY                                       VALUE
==============================================================================================================
Foods - Major Diversified -- 1.8% (continued)
     995,000        Baa2*    Dean Foods Co., Sr. Notes, 6.900% due 10/15/17                          $ 794,953
   1,635,000        B2*      Michael Foods, Sr. Sub. Notes, 11.750% due 4/1/11 (c)                   1,773,975
--------------------------------------------------------------------------------------------------------------
                                                                                                     9,016,503
--------------------------------------------------------------------------------------------------------------
Foods - Meat/Fish/Dairy -- 0.7%
   2,055,000        BB       Land O Lakes Inc., Sr. Notes, 8.750% due 11/15/11 (c)                   1,993,350
   1,915,000        BBB      Tyson Foods Inc., Notes, 7.000% due 1/15/28                             1,691,632
--------------------------------------------------------------------------------------------------------------
                                                                                                     3,684,982
--------------------------------------------------------------------------------------------------------------
Forest Products -- 0.6%
   3,290,000        Ba2*     Louisiana Pacific Corp., Sr. Sub. Notes,
                               10.875% due 11/15/08                                                  3,174,850
--------------------------------------------------------------------------------------------------------------
Home Furnishing -- 0.3%
   2,275,000        B3*      Remington Product Co. LLC, Sr. Sub. Notes, Series B,
                               11.000% due 5/15/06                                                   1,751,750
--------------------------------------------------------------------------------------------------------------
Homebuilding -- 1.9%
                             D.R. Horton Inc.:
   1,140,000        Ba1*       Company Guaranteed, 8.000% due 2/1/09 (b)                             1,134,300
   1,730,000        Ba2*       Sr. Sub. Notes, 9.375% due 3/15/11                                    1,781,900
     655,000        BB-      KB Home, Sr. Sub. Notes, 9.500% due 2/15/11                               671,375
   3,710,000        BB+      Lennar Corp., Series B, Company Guaranteed,
                               9.950% due 5/1/10                                                     4,108,825
   1,015,000        B1*      Mertiage Corp., Sr. Notes, 9.750% due 6/1/11 (c)                        1,051,794
     650,000        BB       Ryland Group Inc., Sr. Notes, 9.750% due 9/1/10                           702,000
--------------------------------------------------------------------------------------------------------------
                                                                                                     9,450,194
--------------------------------------------------------------------------------------------------------------
Hospital/Nursing Management -- 1.3%
   4,810,000        Ba2*     Fresenius Medical Care Capital Trust I,
                               Company Guaranteed Trust, 9.000% due 12/1/06                          4,966,325
   1,800,000        B-       Magellan Health Services, Sr. Sub. Notes,
                               9.000% due 2/15/08                                                    1,611,000
--------------------------------------------------------------------------------------------------------------
                                                                                                     6,577,325
--------------------------------------------------------------------------------------------------------------
Hotel/Resorts/Crusielines -- 3.0%
     715,000        Ba3*     Courtyard By Marriott II, Series B,
                               Sr. Notes, 10.750% due 2/1/08                                           729,300
   1,475,000        BBB-     Hilton Hotels, Sr. Notes, 7.950% due 4/15/07                            1,466,929
   2,175,000        BB       HMH Properties, Series A, Company Guaranteed,
                               7.875% due 8/1/05                                                     2,077,125
   7,310,000        B+       Intrawest Corp., Sr. Notes, 10.500% due 2/1/10                          7,355,687
   1,555,000        BBB-     Starwood Hotel & Resorts, Notes, 6.750% due 11/15/05                    1,510,348
   2,085,000        Ba3*     Vail Resorts Inc., Sr. Sub. Notes, 8.750% due 5/15/09 (c)               2,032,875
--------------------------------------------------------------------------------------------------------------
                                                                                                    15,172,264
--------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             13

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                December 31, 2001
--------------------------------------------------------------------------------

     FACE
    AMOUNT+         RATING(a)                          SECURITY                                       VALUE
==============================================================================================================
Household/Personal Care -- 0.6%
   2,950,000        B-       Revlon Consumer Products, Sr. Notes,
                               12.000% due 12/1/05 (c)                                            $  2,946,313
--------------------------------------------------------------------------------------------------------------
Industrial Machinery -- 0.2%
   1,100,000(EUR)   B+       The Manitowoc Co. Inc., Sr. Sub. Notes,
                               10.375% due 5/15/11 (c)                                               1,018,332
--------------------------------------------------------------------------------------------------------------
Media Conglomerates -- 0.2%
     905,000        B3*      Ackerley Group Inc., Series B, Sr. Sub. Notes,
                               9.000% due 1/15/09                                                      964,956
--------------------------------------------------------------------------------------------------------------
Medical Distributors -- 0.4%
   1,910,000        B        Physician Sales and Service, Company Guaranteed,
                               8.500% due 10/1/07                                                    1,919,550
--------------------------------------------------------------------------------------------------------------
Medical Specialties -- 2.0%
                             Alaris Medical Systems:
   2,340,000        B-         Company Guaranteed, 9.750% due 12/1/06                                2,234,700
     865,000        B+         Secured Notes, 11.625% due 12/1/06 (c)                                  938,525
   1,755,000        B3*      Hanger Orthopedic Group, Sr. Sub. Notes,
                               11.250% due 6/15/09                                                   1,632,150
   1,735,000        B        Res-Care Inc., Sr. Notes, 10.625% due 11/15/08 (c)                      1,735,000
   2,520,000        B2*      Total Rental Care Holdings, 7.000% due 5/15/09                          2,576,700
   1,010,000        B-       Universal Hospital Services, Sr. Notes,
                               10.250% due 3/1/08                                                      989,800
--------------------------------------------------------------------------------------------------------------
                                                                                                    10,106,875
--------------------------------------------------------------------------------------------------------------
Medical/Nursing Services -- 1.2%
                             HEALTHSOUTH Corp.:
   1,725,000        BBB-       Notes, 8.375% due 10/1/11 (c)                                         1,785,375
   2,385,000        BBB-       Sr. Notes, 6.875% due 6/15/05                                         2,368,481
   1,965,000        B        Per-Se Technologies Inc., Company Guaranteed,
                               Series B, 9.500% due 2/15/05                                          1,758,675
--------------------------------------------------------------------------------------------------------------
                                                                                                     5,912,531
--------------------------------------------------------------------------------------------------------------
Miscellaneous Commercial Services -- 1.0%
   1,560,000        B2*      Intertek Finance PLC, Series B, Company Guaranteed,
                               10.250% due 11/1/06                                                   1,567,800
   5,020,000        B-       Outsourcing Solutions Inc., Series B, Sr. Sub. Notes,
                               11.000% due 11/1/06                                                   3,288,100
--------------------------------------------------------------------------------------------------------------
                                                                                                     4,855,900
--------------------------------------------------------------------------------------------------------------
Miscellaneous Manufacturing -- 0.7%
   1,695,000        BBB+     Cooper Tire and Rubber Co., Notes, 7.625% due 3/15/27                   1,478,903
   3,545,000        B2*      Park-Ohio Industries Inc., Sr. Sub. Notes,
                               9.250% due 12/1/07                                                    2,197,900
--------------------------------------------------------------------------------------------------------------
                                                                                                     3,676,803
--------------------------------------------------------------------------------------------------------------
Movies/Entertainment -- 1.6%
                             AMC Entertainment Inc., Sr. Sub. Notes:
   2,670,000        CCC        9.500% due 3/15/09                                                    2,626,613
   1,160,000        CCC        9.500% due 2/1/11                                                     1,132,450

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
14                                         2001 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                December 31, 2001
--------------------------------------------------------------------------------

     FACE
    AMOUNT+         RATING(a)                          SECURITY                                       VALUE
==============================================================================================================
Movies/Entertainment -- 1.6% (continued)
   5,110,000        B        Premier Parks Inc., Sr. Discount Notes,
                               step bond to yield 11.213% due 4/1/08                              $  4,381,825
--------------------------------------------------------------------------------------------------------------
                                                                                                     8,140,888
--------------------------------------------------------------------------------------------------------------
Oil and Gas Pipelines -- 0.4%
   2,075,000        BB-      Leviathan Gas Pipeline Partners, L.P., Series B,
                               Company Guaranteed, 10.375% due 6/1/09                                2,209,875
--------------------------------------------------------------------------------------------------------------
Oil and Gas Production -- 2.3%
   3,730,000        B+       Forest Oil Corp., Company Guaranteed,
                               10.500% due 1/15/06                                                   3,972,450
   1,250,000        B        Houston Exploration Co., Sr. Sub. Notes, Series B,
                               8.625% due 1/1/08                                                     1,268,750
   1,720,000        B+       Nuevo Energy Co., Sr. Sub. Notes, Series B,
                               9.500% due 6/1/08                                                     1,612,500
                             Plains Resources, Company Guaranteed:
     240,000        B          Series B, 10.250% due 3/15/06                                           243,600
     285,000        B          Series F, 10.250% due 3/15/06                                           289,275
   1,690,000        CCC      RAM Energy Inc., Sr. Notes, 11.500% due 2/15/08                         1,259,050
     750,000        B-       Range Resources Corp., Company Guaranteed,
                               8.750% due 1/15/07                                                      716,250
   1,985,000        B+       Stone Energy Corp., Company Guaranteed,
                               8.750% due 9/15/07 (b)                                                2,034,625
     395,000        BB-      Vintage Petroleum Inc., Sr. Sub. Notes,
                               9.750% due 6/30/09                                                      418,700
--------------------------------------------------------------------------------------------------------------
                                                                                                    11,815,200
--------------------------------------------------------------------------------------------------------------
Oil Refining/Marketing -- 0.6%
   1,380,000        BB-      Pennzoil-Quaker State, Sr. Notes,
                               10.000% due 11/1/08 (c)                                               1,449,000
   1,735,000        BB-      Tesoro Petroleum Corp., Sr. Sub. Notes,
                               9.625% due 11/1/08 (c)                                                1,808,738
--------------------------------------------------------------------------------------------------------------
                                                                                                     3,257,738
--------------------------------------------------------------------------------------------------------------
Oilfield Services/Equipment -- 0.5%
   1,020,000        BB       Compagnie Generale De Geophysique, Sr. Notes,
                               10.625% due 11/15/07                                                  1,045,500
   1,405,000        BB-      SESI, LLC, Company Guaranteed, 8.875% due 5/15/11                       1,327,725
--------------------------------------------------------------------------------------------------------------
                                                                                                     2,373,225
--------------------------------------------------------------------------------------------------------------
Other Consumer Services -- 1.3%
                             Service Corp.:
   1,705,000        BB-        Debentures, 7.875% due 2/1/13                                         1,491,875
   1,710,000        BB-        Notes, 6.875% due 10/1/07                                             1,496,250
   1,715,000        BB-        Notes, 6.500% due 3/15/08                                             1,466,325
   1,880,000        B+       Stewart Enterprises, Sr. Sub. Notes,
                               10.750% due 7/1/08 (c)                                                2,058,600
--------------------------------------------------------------------------------------------------------------
                                                                                                     6,513,050
--------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             15

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                December 31, 2001
--------------------------------------------------------------------------------

     FACE
    AMOUNT+         RATING(a)                          SECURITY                                       VALUE
==============================================================================================================
Other Metals/Minerals -- 0.1%
     515,000        B        Compass Minerals Group, Sr. Sub. Notes,
                               10.000% due 8/15/11 (c)                                            $    536,887
--------------------------------------------------------------------------------------------------------------
Precious Metals -- 0.3%
   1,350,000        BBB      Newmont Mining Corp., Notes, 8.625% due 5/15/11                         1,385,714
--------------------------------------------------------------------------------------------------------------
Property Casualty Insurance -- 0.3%
   1,680,000        Ba1*     Markel Capital Trust I Corp., Series B,
                               Company Guaranteed, 8.710% due 1/1/46                                 1,085,614
     850,000        BB+      PXRE Capital Trust I Corp., Company Guaranteed,
                               8.850% due 2/1/27                                                       444,754
--------------------------------------------------------------------------------------------------------------
                                                                                                     1,530,368
--------------------------------------------------------------------------------------------------------------
Publishing: Books/Magazines -- 1.1%
   5,425,000        BB-      Quebecor Media Inc., Sr. Notes,
                               11.125% due 7/15/11 (c)                                               5,818,313
--------------------------------------------------------------------------------------------------------------
Publishing: Newspapers -- 1.3%
   2,175,000        B+       Garden State Newspapers, Sr. Sub. Notes, Series B,
                               8.750% due 10/1/09                                                    2,155,969
                             Hollinger International Publishing, Company Guaranteed:
   1,300,000        Ba3*       9.250% due 2/1/06                                                     1,295,125
     720,000        Ba3*       9.250% due 3/15/07                                                      717,300
   3,050,000        B        Hollinger Participation Trust, Sr. Notes,
                               12.125% due 11/15/10 (c)                                              2,550,562
--------------------------------------------------------------------------------------------------------------
                                                                                                     6,718,956
--------------------------------------------------------------------------------------------------------------
Pulp and Paper -- 0.7%
   1,730,000        BBB      Bowater Canada Finance, Notes,
                               7.950% due 11/15/11 (c)                                               1,777,037
   2,035,000        BB-      Buckeye Technologies Inc., Sr. Sub. Notes,
                               8.000% due 10/15/10                                                   1,882,375
--------------------------------------------------------------------------------------------------------------
                                                                                                     3,659,412
--------------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts -- 0.9%
   2,920,000        BB       Host Marriott LP, Sr. Notes, 9.500% due 1/15/07 (c)                     2,938,250
   1,875,000        BB-      Meditrust, Notes, 7.114% due 8/15/04 (c)                                1,814,062
--------------------------------------------------------------------------------------------------------------
                                                                                                     4,752,312
--------------------------------------------------------------------------------------------------------------
Recreational Products -- 0.7%
   4,585,000        BB       Hasbro Inc., Debentures, 6.600% due 7/15/28                             3,507,525
--------------------------------------------------------------------------------------------------------------
Restaurants -- 0.3%
   1,725,000        Ba3*     Sbarro Inc., Company Guaranteed,
                               11.000% due 9/15/09                                                   1,664,625
--------------------------------------------------------------------------------------------------------------
Savings Banks -- 1.4%
   5,500,000        B3*      Ocwen Capital Trust I Corp., Company Guaranteed,
                               10.875% due 8/1/27                                                    4,427,500
   2,600,000        B1*      Ocwen Financial Corp., Notes, 11.875% due 10/1/03                       2,574,000
--------------------------------------------------------------------------------------------------------------
                                                                                                     7,001,500
--------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
16                                         2001 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                December 31, 2001
--------------------------------------------------------------------------------

     FACE
    AMOUNT+         RATING(a)                          SECURITY                                       VALUE
==============================================================================================================
Semiconductors -- 1.6%
   2,195,000        Ba3*     Cypress Semiconductor Corp., 3.750% due 7/1/05                       $  1,794,413
   3,450,000        B        Fairchild Semiconductor Corp., Sr. Sub. Notes,
                               10.125% due 3/15/07                                                   3,553,500
   1,725,000        B        Transwitch Corp., 4.500% due 9/12/05                                    1,017,750
   2,425,000        B-       Triquint Semiconductor, 4.000% due 3/1/07                               1,782,375
--------------------------------------------------------------------------------------------------------------
                                                                                                     8,148,038
--------------------------------------------------------------------------------------------------------------
Specialty Stores -- 0.7%
   1,620,000        B-       Advance Stores Co. Inc., Series B, Company Guaranteed,
                               10.250% due 4/15/08                                                   1,652,400
                             The Pep Boys-Manny, Moe & Jack, Notes, Series MTNA:
     880,000        BB-        6.710% due 11/3/04                                                      833,800
     925,000        BB-        6.520% due 7/16/07                                                      919,219
--------------------------------------------------------------------------------------------------------------
                                                                                                     3,405,419
--------------------------------------------------------------------------------------------------------------
Specialty Telecommunications -- 1.9%
   1,605,000(EUR)   B+       Colt Telecom Group PLC, 2.000% due 4/3/07                                 799,261
                             Flag Telecom Holdings Ltd., Sr. Notes:
   1,805,000(EUR)   B          11.625% due 3/30/10                                                     690,890
   1,680,000        B          11.625% due 3/30/10                                                     714,000
      11,188        B+       Global Crossing Holdings Ltd., 6.750% due 4/15/12++                        61,534
   1,555,000        B-       GT Group Telecom Inc., Sr. Discount Notes,
                               step bond to yield 15.233% due 2/1/10                                   209,925
                             Metromedia Fiber Network:
   3,305,000        NR         Notes, 14.000% due 3/15/07                                            2,230,875
   7,745,000        Caa3*      Series B, Sr. Notes, 10.000% due 11/15/08                             2,284,775
   3,760,000        CCC      Tele1 Europe B.V., Sr. Notes, 13.000% due 5/15/09                       1,372,400
   1,555,000        B2*      Time Warner Telecom LLC, Sr. Notes,
                               9.750% due 7/15/08                                                    1,255,662
--------------------------------------------------------------------------------------------------------------
                                                                                                     9,619,322
--------------------------------------------------------------------------------------------------------------
Telecommunications Equipment -- 0.4%
   2,430,000        B-       American Tower Corp., Sr. Notes, 9.375% due 2/1/09                      1,968,300
--------------------------------------------------------------------------------------------------------------
Tobacco -- 0.4%
     520,000        BB       Dimon Inc., Sr. Notes, 9.625% due 10/15/11 (c)                            540,800
   1,395,000        BB       Standard Commercial Tobacco Co. Inc.,
                               Company Guaranteed, 8.875% due 8/1/05                                 1,401,975
--------------------------------------------------------------------------------------------------------------
                                                                                                     1,942,775
--------------------------------------------------------------------------------------------------------------
Trucks/Construction/Farm Machinery -- 0.7%
   2,560,000        B        Columbus McKinnon Corp., Company Guaranteed,
                               8.500% due 4/1/08                                                     2,393,600
   1,035,000        BBB-     Navistar International, Series B, Company Guaranteed,
                               9.375% due 6/1/06                                                     1,091,925
--------------------------------------------------------------------------------------------------------------
                                                                                                     3,485,525
--------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             17

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                December 31, 2001
--------------------------------------------------------------------------------

     FACE
    AMOUNT+         RATING(a)                          SECURITY                                       VALUE
==============================================================================================================
Wireless Telecommunications -- 6.9%
   2,765,000        CCC      Airgate PCS Inc., Sr. Sub. Notes, step bond to yield
                               16.596% due 10/1/09                                                $  2,115,225
   4,440,000        CCC      Alamosa PCS Holdings, Inc., Company Guaranteed,
                               step bond to yield 12.841% due 2/15/10                                2,775,000
   1,125,000        B-       Centennial Cellular Corp., Sr. Sub. Notes,
                               10.750% due 12/15/08                                                    950,625
                             Crown Castle International Corp.:
      19,800        Caa2*      6.250% due 8/15/12                                                      514,800
   1,760,000        B          Sr. Discount Notes, step bond to yield
                                 11.125% due 5/15/11                                                 1,100,000
   4,125,000        B          Sr. Notes, 10.750% due 8/1/11                                         4,052,813
   1,640,000        B3*      Dobson/Sygnet Communications Corp., Sr. Notes,
                               12.250% due 12/15/08                                                  1,763,000
   1,505,000        CCC      Horizon PCS Inc., Company Guaranteed,
                               step bond to yield 14.860% due 10/1/10                                  782,600
   1,185,000        CCC      IWO Holdings Inc., 14.000% due 1/15/11 (c)                              1,226,475
   7,880,000        B-       Millicom International Cellular S.A., Sr. Discount Notes,
                               step bond to yield 14.074% due 6/1/06                                 5,240,200
                             Nextel Communications, Inc., Sr. Discount Notes:
   5,560,000        B1*        Step bond to yield 10.836% due 9/15/07                                4,267,300
  11,170,000        B1*        Step bond to yield 10.755% due 2/15/08                                7,707,300
                             Voicestream Wireless Corp.:
   1,635,000        A-         Sr. Discount Notes, step bond to yield
                                 11.870% due 11/15/09 (b)                                            1,418,363
   1,229,278        A-         Sr. Notes, 10.375% due 11/15/09                                       1,401,377
--------------------------------------------------------------------------------------------------------------
                                                                                                    35,315,078
--------------------------------------------------------------------------------------------------------------
                             TOTAL CORPORATE BONDS AND NOTES
                             (Cost -- $532,691,259)                                                501,257,556
==============================================================================================================
    SHARES                                             SECURITY                                       VALUE
==============================================================================================================
COMMON STOCK -- 0.1%
Containers/Packaging -- 0.1%
      73,499                 Aurora Foods Inc.                                                         371,170
--------------------------------------------------------------------------------------------------------------
Telecommunications Equipment -- 0.0%
      63,778                 McLeodUSA Inc., Class A Shares (e)                                         23,598
      20,125                 Pagemart Nationwide Inc.                                                      201
--------------------------------------------------------------------------------------------------------------
                                                                                                        23,799
--------------------------------------------------------------------------------------------------------------
Wireless Equipment -- 0.0%
       3,801                 Crown Castle International Corp. (e)                                       40,595
--------------------------------------------------------------------------------------------------------------
                             TOTAL COMMON STOCK
                             (Cost -- $311,457)                                                        435,564
==============================================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
18                                         2001 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                December 31, 2001
--------------------------------------------------------------------------------

    SHARES                                             SECURITY                                       VALUE
==============================================================================================================
PREFERRED STOCK -- 0.4%

Electronic Components -- 0.0%
       4,452                 Viasystems Inc., Payment-in-Kind, Series B                           $     13,357
--------------------------------------------------------------------------------------------------------------
Major Telecommunications -- 0.4%
       2,750                 Broadwing Communications, Series B, 12.500%                             1,794,375
--------------------------------------------------------------------------------------------------------------
Wireless Telecommunications -- 0.0%
         103                 Dobson Communications Corp.,
                               Payment-in-Kind, Exchangeable 13.000%                                    10,326
--------------------------------------------------------------------------------------------------------------
                             TOTAL PREFERRED STOCK
                             (Cost -- $2,559,607)                                                    1,818,058
==============================================================================================================
  WARRANTS                                             SECURITY                                       VALUE
==============================================================================================================
WARRANTS (e) --  0.0%
Containers/Packaging -- 0.0%
         245                 Pliant Corp., Expire 6/1/10                                                   429
--------------------------------------------------------------------------------------------------------------
Internet Services -- 0.0%
       1,705                 Cybernet Internet Services International, Expire 7/1/09                         3
       6,135                 WAM!NET Inc., Expire 3/1/05                                                    61
--------------------------------------------------------------------------------------------------------------
                                                                                                            64
--------------------------------------------------------------------------------------------------------------
Printing/Forms -- 0.0%
       1,765                 Merrill Corp., Expire 5/1/09                                                  177
--------------------------------------------------------------------------------------------------------------
Specialty Telecommunications -- 0.0%
       1,555                 GT Group Telecom Inc., Expire 2/1/10                                        8,553
      43,470                 Pagemart, Inc., Expire 12/31/03                                               435
       6,975                 RSL Communications, Ltd., Expire 11/15/06                                     981
--------------------------------------------------------------------------------------------------------------
                                                                                                         9,969
--------------------------------------------------------------------------------------------------------------
Wireless Telecommunications -- 0.0%
       1,155                 Horizon PCS Inc., Expire 10/1/10                                           46,344
       6,725                 Iridium World Communications Ltd., Expire 7/15/05 (c)                          67
       1,185                 Iwo Holdings Inc., Expire 1/15/11                                          71,248
--------------------------------------------------------------------------------------------------------------
                                                                                                       117,659
--------------------------------------------------------------------------------------------------------------
                             TOTAL WARRANTS
                             (Cost -- $1,383,827)                                                      128,298
==============================================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             19

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                December 31, 2001
--------------------------------------------------------------------------------

     FACE
    AMOUNT                                             SECURITY                                       VALUE
==============================================================================================================
REPURCHASE AGREEMENT -- 1.3%
$  6,918,000                 Goldman Sachs & Co., 1.680% due 1/2/02;
                               Proceeds at maturity  -- $6,918,646; (Fully
                               collateralized by U.S. Treasury Bills, Notes,
                               Bonds and Strips, 0.000% to 14.250% due 1/10/02
                               to 8/15/27; Market value -- $7,056,364)(Cost -- $6,918,000)           6,918,000
==============================================================================================================
                               TOTAL INVESTMENTS -- 100%
                               (Cost -- $543,864,150**)                                           $510,557,476
==============================================================================================================

+     Face amount denominated in U.S. dollars unless otherwise indicated.
++ Subsequent to the reporting period, on January 28, 2002, the company filed for bankruptcy.
(a) All ratings are by Standard & Poor's Ratings Service, except for those identified by an asterisk(*), which are rated by Moody's Investors Service, Inc.
(b) All or a portion of this security is segregated for open forward foreign currency contracts.
(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(d)   Security is in default.
(e)   Non-income producing security.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See page 21 for definitions of ratings.

      Currency abbreviations used in this schedule:

      EUR -- Euro
      GBP -- British Pound

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
20                                         2001 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AA      -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A       -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB     -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.
BB, B   -- Bonds rated "BB", "B" and "CCC" are regarded, on balance, as and CCC predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B", and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
D       -- Bonds rated "D" are in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Baa" to "Ca", where 1 is the highest and 3 the lowest rating within its generic category.

A       -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa     -- Bonds rated "Baa" are considered to be medium grade obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba      -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B       -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.
Caa     -- Bonds that are rated "Caa" are of poor standing. These issues may be in default, or there may be present elements of danger with respect to principal or interest.
Ca      -- Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

NR      -- Indicates that the bond is not rated by Standard & Poor's or Moody's.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             21

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                December 31, 2001
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost -- $543,864,150)                    $ 510,557,476
  Interest and dividends receivable                                  11,576,466
  Receivable for open forward foreign currency contracts (Note 8)         2,538
--------------------------------------------------------------------------------
  Total Assets                                                      522,136,480
--------------------------------------------------------------------------------
LIABILITIES:
  Dividends payable                                                   1,207,731
  Management fee payable                                                511,950
  Payable to bank                                                        92,283
  Payable for open forward foreign currency contracts (Note 8)           19,418
  Accrued expenses                                                      184,292
--------------------------------------------------------------------------------
  Total Liabilities                                                   2,015,674
--------------------------------------------------------------------------------
Total Net Assets                                                  $ 520,120,806
================================================================================
NET ASSETS:
  Par value of capital shares                                     $      71,375
  Capital paid in excess of par value                               890,408,177
  Overdistributed net investment income                              (7,093,615)
  Accumulated net realized loss from security transactions
    and foreign currencies                                         (330,022,880)
  Net unrealized depreciation of investments and
    foreign currencies                                              (33,242,251)
--------------------------------------------------------------------------------
Total Net Assets
  (Equivalent to $7.29 per share on 71,374,592 shares of
  $0.001 par value outstanding; 500,000,000 shares authorized)    $ 520,120,806
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
22                                         2001 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations (unaudited)
--------------------------------------------------------------------------------

For the Three Months Ended December 31, 2001

INVESTMENT INCOME:
  Interest                                                         $ 14,788,916
  Dividends                                                             182,708
--------------------------------------------------------------------------------
  Total Investment Income                                            14,971,624
--------------------------------------------------------------------------------
EXPENSES:
  Management fee (Note 2)                                             1,506,021
  Shareholder and system servicing fees                                  43,719
  Shareholder communications                                             33,748
  Audit and legal                                                        11,858
  Custody                                                                 8,385
  Pricing service fees                                                    5,167
  Listing fees                                                            4,634
  Directors' fees                                                           341
  Other                                                                  11,994
--------------------------------------------------------------------------------
  Total Expenses                                                      1,625,867
--------------------------------------------------------------------------------
Net Investment Income                                                13,345,757
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTES 3 AND 8):
  Realized Loss From:
    Security transactions (excluding short-term securities)         (33,881,590)
    Foreign currency transactions                                      (973,044)
--------------------------------------------------------------------------------
  Net Realized Loss                                                 (34,854,634)
--------------------------------------------------------------------------------
  Change in Net Unrealized Depreciation From:
    Security transactions                                            45,615,693
    Foreign currency transactions                                       455,770
--------------------------------------------------------------------------------
  Decrease in Net Unrealized Depreciation                            46,071,463
--------------------------------------------------------------------------------
Net Gain on Investments and Foreign Currencies                       11,216,829
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                             $ 24,562,586
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             23

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Three Months Ended December 31, 2001 (unaudited) and the Year Ended September 30, 2001

                                                                   December 31     September 30
================================================================================================
OPERATIONS:
  Net investment income                                          $  13,345,757    $  66,303,792
  Net realized loss                                                (34,854,634)    (135,560,175)
  (Increase) decrease in net unrealized depreciation                46,071,463      (19,553,937)
------------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations                 24,562,586      (88,810,320)
------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                            (14,951,426)     (70,580,614)
------------------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                                  (14,951,426)     (70,580,614)
------------------------------------------------------------------------------------------------
Fund Share Transactions (NOTE 9):
  Net asset value of shares issued
    for reinvestment of dividends                                    3,563,436       13,962,090
------------------------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                                          3,563,436       13,962,090
------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                   13,174,596     (145,428,844)
NET ASSETS:
  Beginning of period                                              506,946,210      652,375,054
------------------------------------------------------------------------------------------------
  End of period*                                                 $ 520,120,806    $ 506,946,210
================================================================================================
*  Includes overdistributed net investment income of:            $  (7,093,615)   $  (3,270,222)
================================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
24                                         2001 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The High Income Opportunity Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in corporate obligations, quotations from corporate bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days or less are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank;
(i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At September 30, 2001, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this adjustment; (j) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             25

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize premium and all discounts on all fixed-income securities. The Fund adopted this requirement effective October 1, 2001. This change does not affect the Fund's net asset value, but does change the classification of certain amounts in the statement of operations. For the three months ended December 31, 2001, interest income decreased by $139,414, net realized loss decreased by $205,032 and the change in net unrealized depreciation of investments decreased by $65,618. In addition, the Fund recorded an adjustment to decrease the cost of securities and decrease accumulated undistributed net investment income by $1,244,680 to reflect the cumulative effect of this change up to the date of the adoption.

2. Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager of the Fund. The Fund pays SBFM a management fee calculated at an annual rate of 1.15% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

All officers and one director of the Fund are employees of Citigroup or its affiliates.


--------------------------------------------------------------------------------
26                                         2001 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

3. Investments

During the three months ended December 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $139,246,924
--------------------------------------------------------------------------------
Sales                                                                 82,976,552
================================================================================

At December 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $ 19,629,916
Gross unrealized depreciation                                       (52,936,590)
--------------------------------------------------------------------------------
Net unrealized depreciation                                        $(33,306,674)
================================================================================

4. Capital Loss Carryforward

At September 30, 2001, the Fund had, for Federal income tax purposes, approximately $174,273,000 of capital loss carryforwards available to offset future realized capital gains. To the extent that these capital loss carryforwards can be used to offset net realized capital gains, such gains, if any, will not be distributed. The amounts and expiration of carryforwards are indicated below. Expiration occurs on September 30 in the year indicated:

                           2003         2004         2007         2008         2009
======================================================================================
Carryforward amounts   $16,017,000  $38,118,000  $11,075,000  $39,806,000  $69,257,000
======================================================================================

5. Futures Contracts

Initial margin deposits are made upon entering into futures contracts and are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             27

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At December 31, 2001, the Fund did not hold any futures contracts.

6. Options Contracts

Premiums paid when call or put options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At December 31, 2001, the Fund did not hold any purchased call or put option contracts.

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.


--------------------------------------------------------------------------------
28                                         2001 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

During the three months ended December 31, 2001, the Fund did not enter into any written call or put option contracts.

7. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date, (generally, the next business day)at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

8. Forward Foreign Currency Contracts

At December 31, 2001, the Fund had open forward foreign currency contracts as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts is reflected as follows:

                             Local        Market     Settlement    Unrealized
Foreign Currency           Currency       Value         Date       Gain (Loss)
================================================================================
To Sell:
British Pound               798,085    $1,149,082     6/19/02       $  2,538
Euro                      5,927,877     5,246,917     6/12/02        (19,418)
--------------------------------------------------------------------------------
Net Unrealized Loss on Open
  Forward Foreign Currency Contracts                                $(16,880)
================================================================================

9. Capital Shares

At December 31, 2001, the Fund had 500,000,000 shares of common stock authorized with a par value of $0.001.

Capital stock transactions were as follows:

                                 Three Months Ended             Year Ended
                                  December 31, 2001         September 30, 2001
                                 ------------------         -------------------
                                Shares      Amount         Shares       Amount
================================================================================
Shares issued on reinvestment   488,012   $3,563,436      1,659,328  $13,962,090
--------------------------------------------------------------------------------
Net Increase                    488,012   $3,563,436      1,659,328  $13,962,090
================================================================================


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             29

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

                              2001(1)         2001         2000         1999         1998         1997
========================================================================================================
Net Asset Value,
  Beginning of Period        $   7.15       $   9.42     $  10.45     $  11.24     $  12.43     $  11.72
--------------------------------------------------------------------------------------------------------
Income (Loss) From
Operations:
  Net investment income          0.18           0.94         1.06         1.03         1.08         1.15
  Net realized and
    unrealized gain (loss)       0.17          (2.20)       (1.13)       (0.79)       (1.14)        0.68
--------------------------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations                0.35          (1.26)       (0.07)        0.24        (0.06)        1.83
--------------------------------------------------------------------------------------------------------
Gain From Repurchase
  of Treasury Stock                --             --         0.05           --           --           --
--------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income         (0.21)         (1.01)       (1.01)       (1.03)       (1.13)       (1.12)
  Capital                          --             --           --        (0.00)*         --           --
--------------------------------------------------------------------------------------------------------
Total Distributions             (0.21)         (1.01)       (1.01)       (1.03)       (1.13)       (1.12)
--------------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period              $   7.29       $   7.15     $   9.42     $  10.45     $  11.24     $  12.43
--------------------------------------------------------------------------------------------------------
Total Return, Based on
  Market Value(2)                4.45%++       (7.85)%       9.75%       (9.36)%      (1.65)%      18.18%
--------------------------------------------------------------------------------------------------------
Total Return, Based on
  Net Asset Value(2)             4.92%++      (14.25)%       0.98%        2.74%       (0.58)%      16.48%
--------------------------------------------------------------------------------------------------------
Net Assets,
  End of Period (millions)   $    520       $    507     $    652     $    755     $    810     $    883
--------------------------------------------------------------------------------------------------------
Ratios to Average
Net Assets:
  Expenses                       1.25%+         1.26%        1.22%        1.20%        1.18%        1.21%
  Net investment income(3)      10.23+         11.22        10.21         9.28         8.81         9.63
--------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate            17%            83%          69%          83%          98%          87%
--------------------------------------------------------------------------------------------------------
Market Value,
  End of Period              $   7.40       $   7.29     $  8.938     $  9.125     $ 11.125     $ 12.438
========================================================================================================

(1)   For the three months ended December 31, 2001 (unaudited).
(2) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
(3)   Without the adoption of the change in the accounting change discussed in
      Note 1, for the three months ended December 31, 2001, the ratio of net investment income to average net assets would have been 10.34%. Per share, ratios and supplemental data for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
*     Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
30                                         2001 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Financial Data (unaudited)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                                                       Income         Dividend
                        NYSE         Net Asset        Dividend      Reinvestment
                    Closing Price      Value            Paid            Price
================================================================================
2000
  October 22            8.63          $10.36          $0.0840         $9.190
  November 18           8.94           10.40           0.0840          8.570
  December 22           8.56           10.49           0.0840          8.490
  January 21            9.00           10.42           0.0840          8.940
  February 17           8.56           10.35           0.0840          8.430
  March 24              8.63           10.07           0.0840          8.570
  April 20              8.63            9.96           0.0840          8.670
  May 19                8.81            9.71           0.0840          8.850
  June 23               9.00            9.85           0.0840          9.070
  July 25               9.50            9.78           0.0840          9.350
  August 22             9.19            9.76           0.0840          9.230
  September 26          9.94            9.42           0.0840          8.780
2001
  October 24            7.94            8.99           0.0840          8.200
  November 20           7.88            8.61           0.0840          7.880
  December 26           8.06            8.99           0.0840          8.477
  December 29           8.19            8.50           0.0290          8.500
  January 23            9.31            9.04           0.0840          9.040
  February 20           9.51            9.07           0.0840          9.070
  March 27              9.04            8.66           0.0840          8.660
  April 24              8.85            8.38           0.0810          8.410
  May 22                9.00            8.41           0.0810          8.550
  June 26               8.17            7.87           0.0810          7.870
  July 24               8.30            7.78           0.0780          7.890
  August 28             8.08            7.78           0.0780          7.780
  September 25          7.13            7.23           0.0780          7.200
2002
  October 23            7.28            7.24           0.0700          7.240
  November 27           7.24            7.42           0.0700          7.420
  December 24           7.24            7.26           0.0700          7.260
================================================================================


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             31

--------------------------------------------------------------------------------
Additional Information (unaudited)
--------------------------------------------------------------------------------

Information about Directors and Officers

The business and affairs of the High Income Opportunity Fund Inc. are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about fund directors and is available, without charge, upon request by calling the Fund's transfer agent (PFPC Global Fund Services at 1-800-331-1710).

                                                                                                 Number of
                                                                                                Investment
                                                   Term of                                       Companies
                                                 Office* and           Principal                 In Fund
                                 Position(s)       Length            Occupation(s)                Complex             Other
                                  Held with        of Time            During Past                Overseen         Directorships
Name, Address and Age               Fund           Served             Five Years                By Director     Held by Director
---------------------------      -----------     -----------         ------------               -----------     ----------------
NON-INTERESTED
DIRECTORS:

Lee Abraham                      Director          Since       Retired; Former Chairman              9           Signet Group PLC
13732 LeHavre Drive                                1999        and CEO of Associated
Frenchman's Creek                                              Merchandising Corp., a
Palm Beach Gardens, FL 33410                                   major retail merchandising
Age: 74                                                        organization. Former Director
                                                               of Galey & Lord, Liz
                                                               Claiborne, R.G. Barry Corpor-
                                                               ration and eNote.com Inc.

Allan J. Bloostein               Director          Since       President of Allan Bloostein         16           Taubman Centers
27 West 67th Street, Apt. 5FW                      1999        Associates, a consulting firm.                      Inc.
New York, NY 10023                                             Former Director of CVS
Age: 72                                                        Corporation.

Jane F. Dasher                   Director          Since       Controller of PBK Holdings           11                 N/A
Korsant Partners                                   1999        Inc., a family investment
283 Greenwich Avenue, 3rd Fl.                                  company
Greenwich, CT 06830
Age: 52

Donald R. Foley                  Director          Since       Retired                               9                 N/A
3668 Freshwater Drive                              1993
Jupiter, FL 33477
Age: 79

Richard E. Hanson, Jr.           Director          Since       Retired; Former Head of               9                 N/A
2751 Vermont Route 140                             1999        the New Atlanta Jewish
Poultney, VT 05764                                             Community High School
Age: 60

Dr. Paul Hardin                  Director          Since       Professor of Law &                   11                 N/A
12083 Morehead                                     1994        Chancellor Emeritus at the
Chapel Hill, NC 27514-8426                                     University of North Carolina
Age: 70

Roderick C. Rasmussen            Director          Since       Investment Counselor                  9                 N/A
9 Cadence Court                                    1993
Morristown, NJ 07960
Age: 75

John P. Toolan                   Director          Since       Retired                               9           John Hancock
7202 Southeast Golf Ridge Way                      1993                                                          Funds
Hobe Sound, FL 33455
Age: 71


--------------------------------------------------------------------------------
32                                         2001 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Additional Information (unaudited) (continued)
--------------------------------------------------------------------------------

                                                                                                 Number of
                                                                                                Investment
                                                   Term of                                       Companies
                                                 Office* and           Principal                 In Fund
                                 Position(s)       Length            Occupation(s)                Complex             Other
                                  Held with        of Time            During Past                Overseen         Directorships
Name, Address and Age               Fund           Served             Five Years                By Director     Held by Director
---------------------------      -----------     -----------         ------------               -----------     ----------------
INTERESTED DIRECTORS:

Heath B. McLendon                Director/         Since       Managing Director of                 74           SBFM, TIA, The
Salomon Smith Barney Inc.        Chairman          1995        Salomon Smith Barney Inc.                         Travelers Invest-
125 Broad Street, 9th Floor                                    ("SSB"); President and                            ment Management
New York, NY 10004                                             Director of Smith Barney                          Company
Age: 68                                                        Fund Management LLC                               ("TIMCO");
                                                               ("SBFM") and Travelers                            Trustee - Drew Uni-
                                                               Investment Adviser, Inc.                          versity; Advisory
                                                               ("TIA")                                           Director M&T Bank

----------
* Directors are elected for a term of three years.

EXECUTIVE OFFICERS:

Lewis E. Daidone                 Senior Vice       Since       Managing Director of                N/A                 N/A
Salomon Smith Barney Inc.        President,        1993        SSB; Director and Senior
125 Broad Street, 11th Floor     Treasurer                     Vice President of SBFM
New York, NY 10004               and TIA
Age: 44

Christina T. Sydor               Secretary         Since       Managing Director of                N/A                 N/A
Salomon Smith Barney Inc.                          1993        SSB; General Counsel
300 First Stamford Pace                                        and Secretary of
Stamford, CT 06902                                             SBFM and TIA
Age: 51

John C. Bianchi                  Vice              Since       Portfolio Manager                   N/A                 N/A
Salomon Smith Barney Inc.        President         1993
333 West 34th Street             Investment
New York, NY10001                Officer
Age: 46

Paul A. Brook                    Controller        Since       Director of SSB; Managing           N/A                 N/A
Salomon Smith Barney Inc.                          1998        Director - AMT Capital
125 Broad Street                                               1997-1998, Prior to 1997,
New York, NY 10004                                             Partner - Ernst & Young LLP
Age: 48


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             33

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited)
--------------------------------------------------------------------------------

Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by PFPC Global Fund Services ("PFPC"), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend paying agent.

The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value ("NAV") per share of the common stock on the determination date (generally, the record date for the distribution), the Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of NAV determined as described below or 95% of the market price of the common stock.

If the market price of the common stock is less than the NAV of the common stock at the time of valuation (which is the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC will buy common stock in the open market, on the stock exchange or elsewhere, for the participants' accounts. If following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds the NAV of the common stock as of the valuation time, PFPC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) NAV as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by PFPC may exceed the NAV of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the


--------------------------------------------------------------------------------
34                                         2001 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited) (continued)
--------------------------------------------------------------------------------

dividend or capital gains distribution had been paid in common stock issued by the Fund at such net asset value. PFPC will begin to purchase common stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

PFPC maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by PFPC in uncertificated form in the name of each Plan participant.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by PFPC, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at 1-800-331-1710.

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             35

     HIGH INCOME
---------------------                            [GRAPHIC OMITTED]
Opportunity Fund Inc.

DIRECTORS

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Joseph H. Fleiss, Emeritus

OFFICERS

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

John C. Bianchi, CFA
Vice President

Paul A. Brook
Controller

Christina T. Sydor
Secretary

            HIO
---------------------------
           Listed
---------------------------
            NYSE
THE NEW YORK STOCK EXCHANGE

INVESTMENT MANAGER

Smith Barney Fund Management LLC

CUSTODIAN

PFPC Trust Company

TRANSFER AGENT

PFPC Global Fund Services
P.O. Box 8030
Boston, Massachusetts 02266-8030

This report is intended only for the shareholders of the High Income Opportunity Fund Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

HIGH INCOME OPPORTUNITY
FUND INC.
125 Broad Street
New York, New York 10004

FD0850  2/02